Exhibit 99.1

Investor Presentation, dated May 8, 2008, of Sovereign Bancorp, Inc.

Sovereign Bancorp, Inc. 2008 Annual Meeting of Shareholders Thursday, May 8, 2008 Brooklyn, New York

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services We refer you to our reports filed unto the SEC under the Securities Exchange Act of 1934 for a more detailed explanation of the factors and the risks facing our business Sovereign does not intend to update any forward-looking information and statements, whether written or oral, to reflect any changes

Overview of Sovereign Joe Campanelli President and Chief Executive Officer

Investment Considerations Sovereign is one of the last large independent franchises in the Northeastern United States The Northeast geographic region has exhibited stable economic growth with a diversified economic base that has experienced limited volatility during the current economic downturn Management team focused on managing risk and servicing customers New organization structure and strengthened management team Conservative, disciplined stewards of shareholders capital Focused on core business activities within the deposit franchise Focused on improving core operating performance Customer First Initiative launched

An Exceptional Franchise Serving the Northeastern United States 750 community banking offices Over 2,300 ATM's Approx. 12,000 team members Sources: ESRI, SNL Financial, U.S. Department of Labor 1 Market share as of June 2007 2 Median household income as of 2007 3 As of February 2008. Quartile ranking out of 369 MSA's, ranked highest to lowest 5 Largest MSA's in Northeast U.S.

Stable Banking Trends in Our Region Expansion Recovery At risk In recession Source: Moody's Economy.com Analysis as of December 2007 6 of the top 26 U.S. cities based on total population and 22% of the households in the top 100 MSA's are in Sovereign's footprint

Top Northeastern U.S. Banks and Thrifts by Deposits Rank Institution # of Branches Deposits1 ($ billions) Market Share (%) 1 Bank of America Corp. 2 1,703 155.1 10.7 2 JPMorgan Chase & Co. 3 863 133.8 9.2 3 Wachovia Corp. 907 89.2 6.2 4 Royal Bank of Scotland Group 1,165 79.8 5.5 5 Toronto-Dominion Bank 1,040 71.4 4.9 6 PNC Financial Services Group 1,015 69.2 4.8 7 Citigroup Inc. 360 67.6 4.7 8 Sovereign Bancorp, Inc. 748 49.1 3.4 9 HSBC Holdings plc 4 425 48.7 3.4 10 Capital One Financial Corp. 360 39.0 2.7 11 M&T Bank Corp. 688 35.0 2.4 12 Washington Mutual Inc. 328 19.2 1.3 13 KeyCorp 306 18.4 1.3 14 Bank of New York Mellon Corp. 5 33 17.7 1.2 15 New York Community Bancorp 220 15.2 1.0 Top 15 Total 10,161 908.2 62.8 Total 20,512 1,447.0 100.0 Source: SNL Financial, FactSet. Market data as of December 18, 2007 1 Deposit data as of June 30, 2007, pro forma ownership as of 12/18/07. 2,3,4,5 Excludes corporate deposits at main branch of $17.3 billion, $126.0 billion, $22.2 billion, and $29.3 billion, respectively

Sovereign's Business Model Centralized strategy with a decentralized delivery structure Centralized commercial and consumer leadership ensures consistent product, pricing, policy and performance

Sovereign Management Team

Name	*Business Unit*	*Years of Experience*	*Prior Institutions*
Joe Campanelli	President & CEO	25	Shawmut, Fleet
Matt Kerin	Managing Director of Corporate Specialties Group	25	Shawmut, Fleet, Bank of America
Roy Lever	Managing Director of Retail Banking Group	30	Fleet, Bank of America
Salvatore Rinaldi	Managing Director of Corporate Services Group	30	Shawmut, Fleet
M. Robert Rose	Chief Risk Management Officer	30	Shawmut, BankBoston, Fleet
Patrick Sullivan	Managing Director of Commercial Banking Group	25	Shawmut, BankNorth, Bank of Ireland
Kirk Walters	Chief Financial Officer	25	Chittenden, Northeast Federal Corp, CalFed

9

Sovereign Bancorp

Financial Review Kirk Walters Chief Financial Officer

2007 Financial Highlights Operating earnings for EPS purposes of $539 million or $1.05 per share, which excluded charges of $1.9 billion related primarily to a goodwill impairment charge, balance sheet restructuring and expense reduction initiatives. This compared to $692 million or $1.48 per share in 2006. Total deposits of $50 billion as compared to $52 billion a year earlier, due to a planned reduction in high-cost wholesale deposits in excess of $3.5 billion in 2007 Total loans of $58 billion as compared to $63 billion a year earlier, reduced by sale of non-core wholesale loans Provision for credit losses of $408 million, which bolstered the allowance for credit losses to 1.28% from .88% at December 31, 2006 Annualized net loan charge-offs of .25%, unchanged from 2006, which excluded .71% of net charge-offs related to the balance sheet restructuring Tier 1 Leverage of 5.89% as compared to 5.73% at December 31, 2006. Sovereign's capital levels exceeded the levels defined as "well-capitalized" by our regulators

First Quarter of 2008 Highlights Net income of $100 million or $.20 per share as compared to $48.1 million or $.09 per share a year ago Net interest margin increased to 2.88%, an increase of 11 basis points from the fourth quarter of 2007 and 18 basis points from the similar quarter in 2007 Loan growth of 1.9% from December 31, 2007, which was driven by solid growth in commercial loans partially offset by a 3% linked-quarter decline in auto loans Deposit growth and deposit mix continued to improve driven by retail and commercial deposit growth of $942 million offset by seasonal declines in government deposits and planned runoff in wholesale deposits Allowance for credit losses as a percentage of total loans increased to 1.36% from 1.28% at December 31, 2007 Sovereign's capital levels exceeded the levels defined as "well-capitalized" by our regulators

Diversified Asset Base Comm'l Real Estate 0.156 Investment Securities 0.161 Other Consumer Loans 0.004 Auto 0.086 Home Equity 0.077 Residential Mortgages 0.164 Other Comm'l Loans 0.022 Multi-Family 0.053 C&I 0.158 Earning assets average balances as percentage of total assets Total Loans $58.2 billion Total Commercial Loans 54% of Loans Total Consumer Loans 46% of Loans March 31, 2008 Comm'l Real Estate 0.127 Investment Securities 0.172 Other Consumer Loans 0.0005 Auto 0.051 Home Equity 0.113 Residential Mortgages 0.199 Other Comm'l Loans 0.016 Multi-Family 0.068 C&I 0.126 Total Loans $61.2 billion Total Commercial Loans 48% of Loans Total Consumer Loans 52% of Loans December 31, 2006

High-Quality Deposit Funding CD's 0.22 Money Market 0.16 Savings 0.09 Repo 0.04 NOW 0.12 DDA 0.12 Government 0.07 Wholesale 0.18 Average balances as a % of total deposits March 31, 2008 CD's 0.24 Money Market 0.22 Savings 0.08 Repo 0.06 NOW 0.11 DDA 0.13 Government 0.08 Wholesale 0.08 December 31, 2006 Total Deposits $52.8 billion Excluding Wholesale $43.2 billion Total Deposits $48.8 billion Excluding Wholesale $44.9 billion

High-Cost Wholesale Deposits Reduced in Excess of $5.6 Billion $ in billions Excludes customer repurchase agreements

1Q08 1Q08 East 3525 3947 West 953 North 0 Sovereign is Committed to Increasing Capital $ in millions Sovereign Bancorp Excess Capital Capital required to maintain 5% Tier 1 Leverage (well- capitalized) Tangible Equity (excluding OCI) 4.97% Tier 1 Capital 6.21% At March 31, 2008

What to Expect Going Forward Operate a diversified business model in our core franchise and reduce out of market exposure Disciplined risk management practices Improving capital position Improving quality and transparency of financial results Driving Customer First Initiative through the Sovereign retail organization Specific customer goals Measuring success Holding organization accountable for results

Reinvigorating Retail Banking Roy Lever Managing Director of Retail Banking Group

750 Community Banking Offices in 8 Northeastern states Over 2,300 ATMs $49 billion in deposits $58 billion in loans Sovereign's Franchise

Reduced scope of responsibility with District Executive coverage, 10:1 offices on average Reduced variability of platform sellers by increasing individual productivity Strengthened analytic capabilities Heightened focus on mass market small business Ensures governance is in place for a consistent organizational structure with strong lines of command, with a heightened performance management discipline and sales culture New Retail Banking Organization

Conducted a highly disciplined approach Studied market opportunity - 1.8 million households Conducted pilot program in 4Q07 - 25 branches in Mid Atlantic Evaluated pilot results which demonstrated significant improvement Trained nearly 3,000 team members and launched Customer First in Q1 Implemented rigorous sales process methodology Revamped the incentive program to establish individual goals and targets for key products Enhanced sales and productivity reporting to ensure accountability Disciplined oversight of sales activities Focused on increasing scope of customer relationships Established portfolio management for 85% of our retail deposits Require regular contacts to expand share of wallet Acquisition of new checking account households is key Framework of Customer First Initiative

Retail Checking Account Sales Customer First Results

Net Checking Production 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Retail -594 -1135 -811 54 135 1243 676 1649 2190 2433 2487 -1000 1054 1024 1156 1523.99 Weeks Purge of inactive accounts Equivalent to annualized 4.1% growth in checking account stock Customer First Results Number of accounts

Core Product Productivity Q1 2007 Q1 2008 Apr 2008 DDA 1.6 1.95 2.43 Savings/MM/CD 1.1 1.99 1.73 Loan/Credit Card 0.4 1.92 2.28 Other 0.3 0.4 0.48 3.5 6.3 6.9 Total Checking Savings/MM/CD Loan/Credit Card Other +80% +10% 1 1) First 3 weeks of April 0.5 Customer First Results Number of products Per FTE per week

Customer First Results Growth in Deposit Balances1 -236 -0.6% growth +255 +0.6% growth 1) Excludes wholesale, government and municipal, escrow deposits Total Money Market/CD Business DDA Retail Checking/Savings Q1 2007 Q1 2008 Customer First Results

2008 Retail Initiatives Sovereign account maintenance/customer servicing initiatives Expedite processing and reduce error rates Improve the customer experience by capitalizing on consistent problem tracking and addressing root causes New account opening - short term initiative Improves customer information storage/integrity, ease of use and account opening transaction flows/screens Reduces data entry time and allows for more robust customer conversation Revenue enhancements with improved margin and fee retention Instill rigorous product management Create a distribution strategy to position Sovereign for growth in key markets Begin to gather research to effectively apply lessons learned from customers

Sovereign Bancorp, Inc. 2008 Annual Meeting of Shareholders Thursday, May 8, 2008 Brooklyn, New York

Appendix

Operating Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management used the non-GAAP measures of Operating Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

One Non-GAAP Financial Measure Sovereign's management used the non-GAAP measure of Operating Earnings, and that related per share amounts on their analysis of the company: Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Operating Earnings represent net income adjusted for after- tax effects of merger-related and integration charges and any other non-recurring charges

Reconciliation of Operating Earnings to Reported GAAP Earnings

Sovereign Bancorp, Inc.